LOSS PER SHARE	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
LOSS PER SHARE

11.	LOSS PER SHARE

Loss per share

The calculation of basic loss per share attributable to owners of the Group is based on the loss for the year of HK$13,113,273 (2025: HK$5,982,220 and 2024: HK$7,921,940) attributable to owners of the Group and the weighted average number of shares of approximately 10,576,712 (2025: 10,000,000 and 2024: 9,218,579).

Diluted loss per share

The effects of all potential ordinary shares are anti-dilutive for the years ended March 31, 2026, 2025 and 2024. Common equivalent shares are not included in the denominator of the diluted loss per share calculation when inclusion of such shares would be anti-dilutive.